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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Logility, Inc.

     We consent to the use of our report incorporated herein by reference.



                                    /s/ KPMG Peat Marwick LLP

                                    KPMG PEAT MARWICK LLP



Atlanta, Georgia
February 20, 1998